                                                                   Exhibit 10.21

CONFIDENTIAL TRATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDATCTED AND HAVE BEEN SEPERATELY FILED WITH THE COMMISSION.

                              RESELLER AGREEMENT

     THIS RESELLER AGREEMENT ("Agreement") is entered as of March ___, 2000 (the "Effective Date") by and between SUPPORT.COM, INC. ("Support.com"), a Delaware
                                 -----------------
corporation, with its principal place of business at 575 Broadway Street, Redwood City, California 94063, and Samsung SDS Co., Ltd. ("Samsung"), a Korea corporation, with its principal place of business at 707-19, Yoksam-Dong, Kangnam-Gu, Seoul, Korea 135-080, Korea.

     SECTION 1.  DEFINITIONS
                 -----------

     1.1  "Copy" means an exact copy of the software of the applicable Product
          ----
in object code form only, together with an exact copy of the related Documentation.

     1.2  "Confidential Information" means information about either party's
           ------------------------
business or activities that is proprietary and confidential, which shall include all business, financial, technical and other information of a party marked or designed by such party as "confidential" or "proprietary;" or information which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as confidential, including, without limitation, the specific terms, pricing and fees set forth in this Agreement.

     1.3  "Documentation" means Product related technical specification
           -------------
documentation provided by Support.com along with the applicable Product.

     1.4  "End-Users" means a third party who acquires a Copy from Samsung
           ---------
solely for its own personal or internal use at its principal place of business and not for resale or transfer to others and who have previously agreed in writing or via a binding shrinkwrap or clickwrap license, to be bound by a license agreement containing terms and conditions at least as restrictive as those set forth for the applicable Product in the Reseller License Guide attached as Exhibit B hereto.

     1.5  "Intellectual Property Rights" means patent rights (including patent
           ----------------------------
applications and disclosures), copyrights (including copyright applications), trade secrets, moral rights, trademarks, know-how and any other similar rights or intangible assets recognized under any laws or international conventions, in any country or jurisdiction in the world.

     1.6  "Marketing Materials" means any materials provided by Support.com for
           -------------------
use in advertising, promotion, sales or marketing of the Product.

     1.7  "Product" means the products and service offerings listed on the
           -------
Product List in Exhibit A, together with the Documentation or other packaging materials provided therewith by Support.com and includes any new releases, bug fixes, patches, work-arounds or maintenance upgrades for the applicable Product which are made generally available by Support.com to its customers at no additional charge. Support.com reserves the right to change, modify or discontinue any Product.

     1.8   "License Fee" the monthly subscription fee payable for each license
            -----------
of the Product in order to use the Product.

     1.9   "First Level Support" means all direct interaction with End-Users
            -------------------
regarding (i) the use and operation of the Product, (ii) the intake and classification of all End-User inquiries

                               Support.com, Inc                           PAGE 1
          Proprietary and Confidential - For Intended Recipient Only
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regarding suspected errors in the Product and (iii) the delivery to End-Users of error corrections, work-arounds, new releases and upgrades that Samsung is authorized to provide to End-Users pursuant to this Agreement.

     1.10  "Second Level Support" means the resolution of suspected errors
            --------------------
reported by End-Users that do not require access to the Product source code to resolve and the resolution of End-User questions regarding the use and operation of the Products, including, without limitation, (i) having qualified, trained Samsung technical employees isolate errors and determine possible workarounds,
(ii) reviewing all reported errors to determine if such error is the result of software or hardware other than the Products, (iii) if error continues to persist, providing Support.com a written notification via e-mail of the error in the Product along with the product version, severity, all steps taken to isolate and or resolve the problem, and reasoning why Samsung believes it is a Third Level Support problem; and (iv) assigning an engineer to work with Support.com to recreate and resolve the problem as well as test the patch, if any.

     1.11  "Third Level Support" means the resolution of errors in Product
            -------------------
source code or Documentation in accordance with Support.com's maintenance and support procedures that are generally applicable to Support.com's customers that are under Product maintenance and support plans, including providing to Samsung any new releases, bug fixes, patches, work-arounds or maintenance upgrades of the applicable Product made generally available by Support.com to its customers that are under maintenance and support plans.

     1.12  "Territory" means the geographical area set forth on Exhibit A.
            ---------

     1.13  "Order" is defined at Section 6.1.
            -----

     SECTION 2.  LICENSE GRANT
                 -------------

     2.1   License Grant.  In consideration for the payment of fees set forth in
           -------------
Section 6 of this Agreement, and subject to the limitations set forth in Section
2.2 hereof and to the other terms and conditions of this Agreement:

     (a) License to make Copies. Support.com hereby grants to Samsung, during the term of this Agreement, a royalty bearing, non-exclusive, non-transferable license in the Territory to make Copies of the Product solely for the purpose of use and distribution of such Copies in accordance with this Agreement.

     (b) License to Distribute and Sublicense Copies. During the term of this Agreement, a non-exclusive, non-transferable license to distribute and sublicense Copies in the Territory, either as a stand-alone product or as part of a bundled service offering, for limited terms of at least twelve (12) months and no more than thirty-six (36) months ("Term Sublicenses") but only to End-Users for which Samsung places an Order in accordance with this Agreement and pays Support.com fees in accordance with Exhibit A. Notwithstanding the foregoing, in the event Samsung seeks to distribute and sublicense additional Copies to a single End-User, the term of the original Term Sublicense for such End-User must be extended such that all Copies sublicensed by a single department or division of a certain End-User are co-terminus. On a case-by-case basis and only upon consent from Support.com, Samsung may sublicense additional Copies which are not co-terminus. On a case-by-case basis and only upon consent from Support.com, Samsung may license

                               Support.com, Inc                           PAGE 2
          Proprietary and Confidential - For Intended Recipient Only the Products with a perpetual term; in such case, except as otherwise stated, all references to "Term Sublicenses" mentioned herein shall apply to such perpetual use licenses.

     (c) License to use Copies in Providing Service. A non-exclusive, non-transferable license to use the Copies in the Territory to provide a bundled service offering to End-Users with Term Sublicenses granted in accordance with
Section 2.1(b) for the duration of each such Term Sublicense, but only for End-Users for which Samsung places an Order in accordance with this Agreement and pays Support.com fees in accordance with Exhibit A. Notwithstanding the foregoing, in the event Samsung seeks to distribute and sublicense additional Copies to provide the bundled service to a single department or division of a certain End-User, the term of the original Term Sublicense for such End-User must be extended such that all Copies sublicensed by a single End-User are co-terminus. On a case-by-case basis and only upon consent from Support.com, Samsung may sublicense additional Copies which are not co-terminus. In the event Samsung seeks to customize the Healing Agent, it may only customize the user interface of the Healing Agent and must comply with the user interface requirements set forth in Support.com's standard User Interface Guidelines, which are incorporated herein by this reference; at least ten (10) days prior to the distribution of each different customized Healing Agent, Samsung shall provide Support.com with one (1) fully enabled copy of such customized Healing Agent, at no charge, for use by Support.com solely for license, trademark, and user interface guidelines compliance verification purposes.

     (d) License to use Copies Internally. During the term of this Agreement, a non-exclusive, non-transferable license to use the number of Copies internally to support Samsung employees provided that Samsung places an Order in accordance with this Agreement and pays Support.com fees as set forth in Exhibit A. Usage by Samsung shall be subject to the terms and conditions for the applicable Product, as set forth in the Reseller License Guide. Unless otherwise agreed upon by Support.com in writing, the term of such internal use licenses shall be thirty-six (36) months. Notwithstanding the foregoing, in the event Samsung seeks to license additional Copies for internal usage by a single department or division, the term of the original licenses must be extended such that all Copies licensed for internal usage are co-terminus. On a case-by-case basis and only upon consent from Support.com, Samsung may sublicense additional Copies which are not co-terminus.

     (e) License for Marketing Materials. Support.com hereby grants to Samsung, during the term of this Agreement, a non-exclusive, non-transferable license in the Territory to make exact copies of the Marketing Materials and to use such copies in the Territory for the sole purpose of marketing, advertising and promoting the Products or Samsung's service offering bundled with the Products.

     2.2  Limitations.
          -----------

     (a) Deployment. Samsung shall be responsible for deployment and implementation of the Product. Any assistance provided by Support.com with such deployment and implementation shall be considered Consulting Services and subject to a fee as set forth in Section 5.2 of this Agreement.

     (b) Bundling Limitations. Under no circumstances may the Product or Copies be bundled with competing products. For purposes of this Agreement, "competing products" means self-healing, self-servicing, and assisted service software packages designed to solve break/fix and

                               Support.com, Inc                           PAGE 3
          Proprietary and Confidential - For Intended Recipient Only

"how-to" computer problems, including but not limited to Motive Communication's software solution. This bundling limitation shall not prevent Samsung from selling, distributing, or developing competing products to be sold separately from the Products, provided Samsung does not breach this Agreement, including but not limited to Section 11. Notwithstanding the foregoing, in order to maintain its standing as the exclusive reseller in the Republic of Korea (as set forth in Section III. of Exhibit A), Samsung shall not sell, distribute, or develop competing products for sale in the Republic of Korea for the period beginning on the Effective Date and ending December 31, 2001.

     (c) Copying Limitations. Samsung may only make Copies of the Product at its own facilities and may not permit any other third party to make Copies of the Products without Support.com's prior written approval. Samsung shall reproduce on all Copies of the Products, the unaltered copyright and proprietary information notices that are affixed to the original copy of the Product delivered to Samsung by Support.com, or any subsequent version or update thereof provided by Support.com to Samsung. Samsung shall make only the minimum number of Copies of the Product as is necessary for Samsung to exercise the license grants in Section 2.1.

     (d) No Delegation. Except as expressly provided herein, Samsung may not use subdistributors, agents, resellers or otherwise sublicense its rights or delegate any of its obligations hereunder in any manner.

     (e) End-User Limitations. Each sublicense of the Products must be pursuant to an agreement in writing or via a binding shrinkwrap or clickwrap license, under which the End-User agrees to be bound by a license agreement containing terms and conditions at least as restrictive as those set forth for the applicable Product in the Reseller License Guide attached as Exhibit B hereto. Samsung shall not make Copies, distribute or sublicense any releases, bug fixes, patches, work-arounds or maintenance upgrades of the Product that are provided to Samsung by Support.com as Third Level Support to End-Users for whom Samsung has not paid to Support.com the required maintenance and support fees. End-User license agreements shall not be transferable or sublicensable.

     (f) Retention of Ownership. Except as expressly licensed to Samsung herein, Support.com and its licensors retain all right and title to (i) all Intellectual Property Rights related to the Product, Copies, Marketing Materials or copies thereof (by whomever produced) and (ii) all Intellectual Property Rights of Support.com. Samsung shall take any reasonable actions requested by Support.com, including the execution, registration and recordation of instruments, that may be necessary or appropriate to assign these rights to Support.com or its licensor or perfect these rights in Support.com's or its licensor's name. Samsung will have no right to receive or license any source code with respect to any Product. Support.com and its licensors reserve all rights and licenses to the Product not expressly granted to Samsung hereunder. Samsung shall acquire no right, title or interest in any Intellectual Property related to the Product or any Copies thereof (by whomever produced) other than the license rights as described by Section 2.1 of this Agreement. All usage of such Intellectual Property shall inure to Support.com's benefit. Samsung shall not at any time do any act which would impair such Intellectual Property Rights. Samsung agrees to take no action inconsistent with Support.com's ownership of an interest in such Intellectual Property, or assist any third party in doing the same.

                               Support.com, Inc                           PAGE 4
          Proprietary and Confidential - For Intended Recipient Only

     SECTION 3. TERM AND TERMINATION
                --------------------

     3.1  Term.  This Agreement shall become effective as of the Effective Date
          ----
and, unless terminated earlier as provided herein, this Agreement shall remain in effect for an initial term of four (4) years following the Effective Date. After the initial term, this Agreement shall renew automatically for subsequent one (1) year terms, unless either party provides written notice to the other of nonrenewal at least ninety (90) days prior to anniversary of the Effective Date.

     3.2  Termination.
          -----------

     (a) Either party shall have the right to terminate this Agreement if the other party materially breaches any material provision of this Agreement and fails to cure such breach within thirty (30) days (other than Samsung's obligation to pay fees hereunder when due) after receipt of written notice describing the breach; provided however that the cure period with respect to breaches of any payment obligations shall be ten (10) days after receipt of written notice.

     (b) Either party shall have the right to terminate this Agreement immediately upon written notice to the other party if the other party ceases to do business, dissolves, liquidates or otherwise terminates its business operations.

     (c) Either party shall have the right to terminate immediately upon written notice to the other party if the other party shall attempt to seek protection under any bankruptcy, receivership, trust deed, creditors arrangement, or comparable proceeding or if any such proceeding is instituted against the other party or such other party makes a general assignment for the benefit of creditors.

     (d) This Agreement may be terminated upon the mutual agreement of the parties therein.

     3.3  Termination Duties.  Upon termination or expiration of this Agreement
          ------------------
(i) all rights and licenses of Samsung hereunder shall terminate, (ii) Samsung shall immediately deliver the report required by Section 7.1 hereof; and (iii) Samsung shall immediately return to Support.com all Confidential Information, the Golden Master and all Copies of the Product and any other related materials in its possession, custody or control (including all copies or embodiments thereof) accompanied by an affidavit of an officer of Samsung certifying that Samsung has complied with all of its obligations contemplated by this Section
3.3. The following sections shall survive, in accordance with their terms, any expiration or termination of this Agreement: 1, 2.2, 3, 5, 6, 7, 9, 10, 11, 12, 13, 14.

     3.4  Post-Termination Matters.
          ------------------------

     (a) Survival of End-User Licenses; Payment Immediately Due. If this Agreement expires or is terminated for any reason, each Term Sublicense properly granted to End-Users prior to such expiration or termination (the "Continuing Term Sublicenses") shall remain in effect until the end of the then current term of such Term Sublicense, and may not be renewed or extended. Immediately upon any termination or expiration of this Agreement, Samsung will pay to Support.com all fees attributable to Term Sublicenses, whether or not currently due, and all Third Level Support Fees accrued as of the expiration or termination date.

     (b) Limited Survival of this Agreement. Upon expiration of this Agreement or upon termination of this Agreement by Samsung pursuant to Sections 3.2, the provisions of this

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Agreement (including, without limitation, Sections 5, 6 and 8 hereof) shall survive with respect to any Continuing Term Sublicenses, and internal usage licenses, properly granted under this Agreement for the sole and exclusive purposes of allowing Samsung to fulfill any orders accepted and provide outsourcing services and any maintenance and support obligations pursuant to agreements with End-Users entered into prior to such expiration or termination by Samsung; Support.com shall continue to provide Third Level Support service provided the applicable fees have been paid. Such survival shall continue until the earlier of (a) such time as such obligations to End-Users shall terminate or expire or (b) three years following such termination of this Agreement, subject to earlier termination due to Samsung's breach of the surviving obligations.

     (c) Immediate Termination Rights. Upon the earlier of expiration of the three year period provided in Section 3.4(b) or termination of this Agreement by Support.com pursuant to Sections 3.2, (i) all licenses granted to Samsung under this Agreement shall terminate, and (ii) Samsung shall (a) provide Support.com with (y) the names and contact information for the End-Users granted Term Sublicenses under this Agreement and (z) the remaining term of any Continuing Term SubLicenses and the remaining term of the maintenance and support obligations ("Remaining Licenses"), and (b) Samsung shall pay to Support.com the outstanding balance, whether or not currently due, of any License Fees owed to Support.com for such Remaining Licenses and pay to Support.com the remaining amount, whether or not currently due, of any and all maintenance and support fees with respect to obligations owed to End-Users.

     (d) No Renewal, Extensions or New Sublicenses. Notwithstanding anything to the contrary herein, following the termination or expiration of this Agreement, Samsung shall not be permitted to renew or extend the term of any End-User Term Sublicense, internal use license, or maintenance and support obligations with respect to the Products and Samsung may not enter into any new sublicense agreements or maintenance and support arrangements with respect to the Products.

     3.5  Additional Remedies.  Except as expressly limited by this Agreement,
          -------------------
termination of this Agreement shall be without prejudice to any other remedy which may be available to a party due to default of this Agreement. The parties agree that violation of obligations under this Agreement may cause irreparable harm and significant injury to an extent that may be extremely difficult to ascertain. Accordingly, the parties agree that each party will have, in addition to any other rights or remedies available to it at law or in equity, the right to seek injunctive relief to enjoin any breach or violation of this Agreement.

     3.6  Disclaimer. Except as specifically provided herein, if either party is
          ----------
entitled under local law or otherwise for any special payment or termination indemnity as a consequence of termination or expiration of this Agreement, such party hereby waives and disclaims, to the fullest extent permitted by law, any right to such payment or indemnity.

     3.7  Limitation on Liability. Except as expressly set forth in this Section
          -----------------------
3, neither party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other (or for any compensation to the other) arising from or incident to any termination of this Agreement pursuant to its. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR COMPENSATION, REIMBURSEMENT OR DAMAGES ON ACCOUNT OF THE LOSS OF PROSPECTIVE PROFITS OR ANTICIPATED SALES OR ON ACCOUNT OF EXPENDITURES, INVESTMENTS, LEASES OR COMMITMENTS IN CONNECTION WITH

                               Support.com, Inc                           PAGE 6
          Proprietary and Confidential - For Intended Recipient Only
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THE BUSINESS OR GOODWILL OF SUPPORT.COM OR SAMSUNG BECAUSE OF TERMINATION OF
THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS.

     SECTION 4.  DEVELOPMENT AND DELIVERY
                 ------------------------

     4.1  Delivery of Documentation and Materials.  From time to time,
          ---------------------------------------
Support.com shall deliver to Samsung the Documentation in electronic file format and the Marketing Materials. Samsung may only distribute the Products accompanied by the Documentation.

     4.2  Delivery of the Products.  Support.com may, at its discretion, deliver
          ------------------------
to Samsung a golden master electronic copy of the Products, in object code format only (the"Golden Master"), or ship Products when in receipt of an Order.
                 -------------
At Support.com's request, Copies of the Product produced from a Golden Master or other CD shall be individually enabled by an electronic or written password (an "Enabling Key") which Support.com shall provide to Samsung upon Samsung's
 ------------
request in "blocks" or "bundles," the size of which shall be at Support.com's sole discretion.

     4.3  Replacement Version.  If at any time during this Agreement Support.com
          -------------------
notifies Samsung of the development of a replacement version or update of the Products or any part thereof, Samsung shall use reasonable commercial efforts to cease use and distribution of the prior version of the Products, or the affected part thereof, within ten (10) days after Support.com makes the replacement version or update of the Products available to Samsung.

     4.4  Testing.  Support.com will test the version of the Products as of the
          -------
Effective Date, on the Korean version of the Wintel operating system, at Support.com's facilities. Support.com will be responsible for all certification testing of the Korean version of the Product. In order to effect such certification testing, Samsung will provide engineers to perform such testing at Support.com's facilities. Samsung will have the rights to resell the generally available Product (for the Korean version of the Wintel operating system) in accordance with the terms of this Agreement.

     4.5  Localization.  Support.com will be responsible for localization (i.e.
          ------------
language translation) of the Products with respect to the Korean version of the Product for resale into the Asia/Pacific market. Support.com shall use commercially reasonable efforts to make such version generally available for resale by July 15, 2000.

     SECTION 5.  SAMSUNG TRAINING AND CUSTOMER SUPPORT
                 -------------------------------------

     5.1  Training.  Samsung shall use commercially reasonable efforts to
          --------
provide First Level Support and Second Level Support with similar response times as set forth in Exhibit C. Samsung shall use commercially reasonable efforts to maintain on its staff a reasonable number of engineers who are assigned to provide, and sufficiently knowledgeable about the Products' usage and deployment as to be capable of providing the First Level Support and Second Level Support. Samsung shall use commercially reasonable efforts to maintain appropriately knowledgeable back up personnel for such engineers. Support.com will provide standard training at mutually agreed upon locations (as set forth the applicable Order) at then-current prices.

     5.2  Consulting Services.  Subject to the payment of the applicable fee,
          -------------------
Support.com will provide thirty (30) days of consulting services to Samsung relating to Product architecture and

                               Support.com, Inc                           PAGE 7
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

implementation, subject to fees at Support.com's then current standard rates, plus all reasonable expenses incurred by Support.com in providing such services.

     5.3  Technical Support.
          ----------------

     (a) First and Second Level Support. Samsung shall provide to Samsung Customers and End-Users all First and Second Level Support with respect to the Products, and shall distribute bug fixes, patches, work-arounds, and other benefits of the Third Level Support (deemed by Support.com to be re-distributable) which it receives from Support.com, as well as maintenance upgrades, only to End-Users who have sublicensed Products and for whom Samsung is current on the Support and Maintenance Fees as set forth Exhibit A.

     (b) Third Level Support. With respect to the Products, subject to the payment of the Third Level Support fees, Support.com will provide Third Level Support directly to Samsung only. Support.com shall have no obligation to provide Third Level Support directly to any End-User.

     (c) Samsung will provide First and Second Level Support in a timely and professional manner. Samsung shall only provide the benefits of Support.com's Third Level Support to End-Users who are entitled to such benefits pursuant to this Agreement.

     5.4  Support Contacts.  Samsung will identify for Support.com two (2)
          ----------------
points of contact for managing all support communications, and an escalation point of contact for escalating any issues related to support or maintenance. Support.com shall identify for Samsung a primary point of contact for managing all support communications, and an escalation point of contact for escalating any issues related to support or maintenance services.

     SECTION 6.  ORDERS AND FEES
                 ---------------

     6.1 "Order" means a written form submitted to Support.com by Samsung setting forth the Products to be licensed to Samsung or to an End-User. If any term of this Agreement conflicts with any term of an issued Order, this Agreement shall take precedence.

     6.2 Samsung will order Products by issuing an Order via U.S mail or facsimile followed by original in U.S. mail. Samsung acknowledges that Orders issued to Support.com for Products shall conform to the terms and conditions of this Agreement. Each Order shall specify the following items for each End-User: this Agreement number, type of Product, quantity for each type of product, initial order or repeat order for existing End-User (or Samsung, if using for internal purposes), duration of term, total number and type of existing Licenses, total prepayment fees as well as catch up fees due and contact information of End-User. Support.com shall deliver the most current version of the Products to Samsung. Support.com agrees to accept Orders if they comply with the provisions of this Agreement; otherwise acceptance of the Orders are at Support.com's sole discretion. No additional or different provisions proposed by Samsung (in an Order, purchase order, or otherwise) shall apply unless signed by both parties.

     6.3  License Fees.  Samsung shall pay Support.com a monthly license fee in
          ------------
accordance with Exhibit A per each Product licensed. Fees for the Products shall be due in accordance with Exhibit A or a fully executed Order. On a case-by-case basis and only upon consent from

                               Support.com, Inc                           PAGE 8
          Proprietary and Confidential - For Intended Recipient Only

Support.com, Samsung may license the Products with a perpetual term; the fees for such perpetual usage shall be determined by Support.com.

     6.4  Services Fees.  Samsung shall pay Support.com the fees with respect to
          -------------
Training, and Consulting Services provided pursuant to Section 5, at Support.com's then-current rates. Fees for Technical Support are set forth in Exhibit A.

     6.5  Expenses.  Samsung shall reimburse Support.com for the expenses
          --------
incurred by Support.com pursuant to Sections 5.1 and 5.2 unless otherwise agreed upon in a fully executed Order.

     6.6  Taxes. Samsung shall be responsible for all taxes (except as otherwise
          -----
provided in this Section 6.6 ), duties and other governmental assessments incurred by either party as a result of the consummation of the transactions contemplated by this Agreement. Samsung acknowledges and agrees that it shall be the obligation of Samsung to report income received by Samsung hereunder to all appropriate taxing entities, and agrees to reimburse, indemnify and hold Support.com free and harmless from any obligation imposed by law on Support.com to withhold taxes or other taxes.

     Support.com shall be responsible for the withholding and/or payment, as required by law, of all federal, state and local taxes imposed on Support.com or its employees because of the licenses or any services hereunder. Further, Support.com shall comply with all federal and state benefits laws applicable to Support.com or its employees, if any, including making deductions and contributions for social security and unemployment tax for social security and unemployment tax. In the event that Support.com is subject to withholding tax levied by the government of Republic of Korea which Samsung is required to withhold with respect to the payment hereof, Samsung shall deduct such tax from the price or payment to be paid at a rate provided in the relevant article of the Tax Treaty between U.S.A. (or any country of any permitted assignee) and the Republic of Korea. In which case, Samsung shall furnish to Support.com, as soon as practicable, the official tax receipts which is applicable to such withholding and which designates Support.com as a taxpayer, so that Support.com can receive a credit for the amount withheld.

     6.7  Samsung's Prices.  Samsung shall be solely responsible for setting the
          ----------------
pricing to End-Users and obtaining payment from End-Users. Delays or failures in obtaining such payments will not affect Samsung's obligation to make payments to Support.com pursuant to this Agreement.

     SECTION 7.  EXPENSES
                 --------

     7.1 Each party will be responsible for their own travel and other expenses required to negotiate and execute this Agreement.

     7.2 Other than as specifically provided herein, (a) Samsung and Support.com will not charge each other for personnel time expended in the performance of the Agreement, nor for consulting activities intended to improve the use or salability of the product, and (b) each of Samsung and Support.com will be responsible for its own expenses in connection with the exercise of its rights or performance of its obligations under this Agreement.

                               Support.com, Inc                           PAGE 9
          Proprietary and Confidential - For Intended Recipient Only

     SECTION 8.     REPORTS AND PAYMENTS
                    --------------------

     8.1  Currency. All payments due under this Agreement shall be made in
          --------
United States Dollars. All amounts set forth in Exhibit A are in United States Dollars. Support.com shall send invoices for each Order submitted by Samsung and Samsung shall pay such invoices within thirty (30) days of the receipt of such invoices.

     End-User Agreements. During the term of this Agreement, Samsung shall
     -------------------
promptly provide to Support.com copies of each form of End-User License Agreement executed by End-Users.

     8.3  Late Payments. Late payments shall be subject to late payment interest
          -------------
charges at a rate of one and one-half percent (1.5%) per month or the maximum allowed by law, whichever is lower. Payments not received by Support.com on or before the due date which were also not recorded as due on the quarterly report shall be subject to an additional five percent (5%) late payment penalty fee or the maximum allowed by law, whichever is lower.

     8.4  General Reports.  During the term of this Agreement and for three (3)
          ---------------
years after its termination, Samsung agrees (i) to retain all usual and proper records and books of account and all usual and proper entries relating to the Products and Copies sufficient to substantiate Samsung's compliance with this Agreement, including, without limitation, reporting and payment of the applicable fees and (ii) to allow Support.com and/or its representative to review, audit and/or inspect Samsung's documents, financial statements, business records, computer processors, equipment and facilities in order to verify Samsung's compliance with the terms of this Agreement, including, without limitation, reporting and payment of the applicable fees. All such information shall be deemed Confidential Information and subject to Section 11. Any review, audit and/or inspection shall be conducted during regular business hours at Samsung's facilities on reasonable prior notice. If Support.com's or its representative's review, audit or inspection reveals any underpayments, then Samsung shall within thirty (30) days after notice thereof to pay Support.com the full amount of the underpayment and any accrued late fees pursuant to
Section 8.3, running from the date payments should have been made had the reports been accurate. If Samsung underpayment for any quarterly period exceeds the lesser of (i) $10,000 or (ii) five percent (5%) of total amount due to Support.com for such period, then Samsung shall reimburse Support.com for all reasonable costs of the audit. The parties agree that any audit performed under this Section 8.4 shall be final and binding upon the parties

C.   RESALE:

In the event Samsung sells Products to third party businesses, Sauipment and facilities in order to verify Samsung's compliance with the terms of this Agreement, including, without limitation, reporting and payment of the applicable fees. All such information shall be deemed Confidential Information and subject to Section 11. Any review, audit and/or inspection shall be conducted during regular business hours at Samsung's facilities on reasonable prior notice. If Support.com's or its representative's review, audit or inspection reveals any underpayments, then Samsung shall within thirty (30) days after notice thereof to pay Support.com the full amount of the underpayment and any accrued late fees pursuant to Section 8.3, running from the date payments should have been made had the reports been accurate. If Samsung underpayment for any quarterly period exceeds the lesser of (i) $10,000 or (ii) five percent (5%) of total amount due to Support.com for such period, then Samsung shall reimburse Support.com for all reasonable costs of the audit. The parties agree that any audit performed under this Section 8.4 shall be final and binding upon the parties.

     SECTION 9.      MARKETING.
                     ---------

     Support.com and Samsung each agree to the terms and provisions with respect to marketing which are set forth in Exhibit D attached hereto, and such terms and provisions are hereby incorporated by reference into this Agreement.

     SECTION 10.    SAMSUNG COVENANTS AND REPRESENTATIONS
                    -------------------------------------

     10.1 Samsung shall not (and shall not allow any third party) to (i) decompile, disassemble, or otherwise reverse engineer (except to the extent that applicable law prohibits reverse engineering restrictions) or attempt to reconstruct or discover any source code, underlying ideas, algorithms, file formats or programming or interoperability interfaces of the Products by any means whatsoever, (ii)

                               Support.com, Inc                          PAGE 10
          Proprietary and Confidential - For Intended Recipient Only remove any product identification, copyright or other notices, (iii) modify, or, except to the extent expressly authorized herein, incorporate into or with other software or create a derivative work of any part of the Products, (iv) except as expressly permitted by this Agreement disseminate information or analysis (including, without limitation, benchmarks) regarding the quality or performance of the Products from any source other than Support.com, without prior written authorization by Support.com, (v) except as expressly permitted by this Agreement, use the output or other information generated by the Products (including, without limitation, output describing the structure of a software program) for any purpose other than permitted use and distribution of the Products, and (iv) except as expressly permitted by this Agreement, publish or use (or cooperate in the publication or use of) any trademarks of Support.com without Support.com's prior written consent.

     10.2 Samsung shall comply with all laws and regulations applicable to this Agreement or the transactions contemplated hereby.

     10.3 Except to the extent prohibited by agreements between Samsung and End-Users, Samsung shall provide Support.com with periodic information as to the nature and frequency of desktop and/or network malfunctions encountered by the End-Users and how such malfunctions were detected and/or repaired (whether or not using the Products) and as to any other problems encountered with the Products and any resolutions arrived at for those problems, and to communicate promptly to Support.com any and all modifications, design changes or improvements of the Products suggested by any End-User, employee or agent. Samsung further agrees (i) that Support.com shall have any and all right, title and interest in and to any such suggested modifications, design changes or improvements of the Products, without the payment of any additional consideration therefore either to Samsung, or its employees or agents and (ii) that it will fully cooperate with Support.com in this regard.

     10.4 Samsung agrees that if the relationship between the End-User and Samsung terminates, for any reason, Samsung shall remain liable to Support.com for the applicable monthly fees for the original duration of the agreement between such End-User and Samsung. Samsung shall immediately notify Support.com of such termination and Support.com may offer the Product to such End-User, in its sole discretion. In the event Support.com collects fees for usage of the Product, Support.com may, at its discretion, relieve Samsung of its obligation to pay the applicable monthly fees for such former End-Users to the extent Support.com is collecting fees twice for the same usage.

     10.5   Enforcement. Samsung hereby agrees to enforce against all End-Users
            -----------
the material provisions of the applicable End-User License Agreement. If Samsung learns that any End-User has breached any such provision, Samsung will immediately notify Support.com and take, at Samsung's expense, all steps that may be available to enforce such agreement, including availing itself of actions for seizure or injunctive relief. If Samsung fails to take these steps in a timely and adequate manner, Samsung will provide such assistance to Support.com as it reasonably requests in enforcing such agreement and will reimburse Support.com for any costs that it incurs in enforcing such End-User License Agreement.

     10.6   Export Restrictions. Samsung shall not (and shall not allow others
            -------------------
to) remove or export from the United States (or re-export from anywhere) any part of the Product or any direct product hereof except in compliance with and with all licenses and approvals required under

                                                                         PAGE 11
                               Support.com, Inc
          Proprietary and Confidential - For Intended Recipient Only applicable export laws and regulations, including without limitation, those of the U.S. Department of Commerce.

     10.7   Privacy.  The Product contains features which may allow Samsung to
            -------
collect data from, collect data from, control and or/monitor computers running the Product. Samsung is solely responsible for, and assumes all liability with respect to all such activity. Samsung shall indemnify and hold Support.com harmless from and against any damages, claims, losses, settlements, attorneys' fees and other expenses related to any such activities.

     10.8  High Risk Activity.  Samsung acknowledges that the Products are not
           ------------------
intended for use in connection with any high risk or strict liability activity (including, without limitation, air or space travel power plant operation, life support or emergency medical operations) and that Support.com makes no warranty and shall have no liability in connection with any use of the Products in such situations.


     SECTION 11.    CONFIDENTIALITY
                    ---------------

     11.1 Each party agrees that it will hold in strict confidence and not disclose the Confidential Information of the other party to any third party and to use the Confidential Information of the other party for no purpose other than the purposes expressly permitted by this Agreement. Each party shall only permit access to the other party's Confidential Information to those of its employees having a need to know and who have signed confidentiality agreements containing terms at least as restrictive as those contained in this Section 11. Each party shall maintain the confidentiality and prevent accidental or other loss or disclosure of any Confidential Information of the other party with at least the same degree of care as it uses to protect its own Confidential Information but in no event with less than reasonable care.

     11.2 A party's obligations of confidentiality under this Agreement shall not apply to information which such party can document (i) is in the public domain without the breach of any agreement or fiduciary duty or the violation of any law, (ii) was known to the party prior to the time of disclosure without the breach of any agreement or fiduciary duty or the violation of any law, (iii) is independently developed by the party prior to receiving such Confidential Information without reference to any Confidential Information, (iv) is required to be disclosed pursuant to a judicial order, a requirement of a governmental agency or by operation of law, provided that such party gives the other party written notice of any such requirement immediately after learning of any such requirement, and takes all reasonable measures to avoid or limit disclosure under such requirements and to obtain confidential treatment or a protective order and has allowed such other party to participate in the proceeding. Upon written request by either party hereto, the other party shall promptly return all documents and other tangible materials representing the requesting party's Confidential Information and all copies thereof.

     SECTION 12.      LIMITED LIABILITY
                      ------------------

          NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER SUPPORT.COM NOR ITS SUPPLIERS SHALL BE LIABLE OR OBLIGATED WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE FEES PAID

                                                                         PAGE 12
                               Support.com, Inc
          Proprietary and Confidential - For Intended Recipient Only

TO SUPPORT.COM BY SAMSUNG WITH RESPECT TO THE COPIES OF THE PRODUCTS THAT ARE THE SUBJECT OF THE CLAIM DURING THE TWELVE MONTH PERIOD PRIOR TO THE CAUSE OF ACTION, (II) FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, FOR ANY COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, SERVICES OR RIGHTS); (III) FOR INTERRUPTION OF USE OR LOSS OR CORRUPTION OF DATA; OR (IV) FOR ANY MATTER BEYOND ITS REASONABLE CONTROL. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS AND EXCLUSIONS MAY NOT APPLY TO SAMSUNG.


     SECTION 13.    INDEMNIFICATION
                    ---------------

     13.1      By Support.com.  Support.com shall indemnify and hold harmless
               --------------
Samsung against all damages, costs, expenses, liabilities and losses (including reasonable attorneys' fees and expenses) (collectively, "Damages") arising out of any claim of infringement of a valid, registered United States copyright or United States trademark or misappropriation of a United States trade secret is asserted against Samsung by a third party based upon Samsung's sublicensing, distribution or marketing of the Products in full compliance with this Agreement or Samsung's use, in full compliance with this Agreement, of Support.com's trademarks in the sales, distribution or marketing of the Products; provided, that, in each case, Support.com shall have (x) received from Samsung written notice of said claim within ten (10) days of the assertion thereof; (y) have received from Samsung the exclusive right to control and direct the investigation, defense, or settlement of such claims; and (z) received the complete cooperation and assistance of Samsung. In the event Support.com reasonably believes that any Product infringes a third party Intellectual Property Rights, Support.com may either: (1) substitute for such Product substantially similar programs and documentation, (2) procure for Samsung the right to continue using such Product or (3) terminate this Agreement upon thirty
(30) days advance written notice and refund the license fees paid for the Product that is the subject of the claim less depreciation as calculated on an eight-year straight-line basis commencing as of the Effective Date. This
Section 13.1 sets forth Samsung's sole and exclusive remedy with respect to any claim of Intellectual Property Rights infringement. The foregoing obligations of Support.com do not apply (A) with respect to Product which is modified after shipment by any party other than Support.com, if the alleged infringement relates to such modification, (B) with respect to Product that was combined with any non-Support.com products, processes or materials where the alleged infringement relates to such combination, (C) where the allegedly infringing activity continues after Support.com has notified Samsung thereof or after Support.com has informed Samsung of modifications that would have avoided the alleged infringement, (D) where Samsung's use of the Product is incident to an infringement not resulting primarily from the Product, or (E) with respect to infringement based on use of a version other than the then current version of the Product if such infringement could have been avoided by use of the then current version.

     13.2      By Samsung. Samsung shall indemnify and hold harmless Support.com
               ----------
against Damages arising out of (i) any claim arising from Samsung's actions or omissions in its marketing, advertising, sales, distribution or sublicense of the Products, (ii) any claim of infringement of a valid, registered trademark is asserted against Support.com by a third party based upon Support.com's use, in full compliance with this Agreement, of Samsung's trademarks in connection

                                                                         PAGE 13
                               Support.com, Inc
          Proprietary and Confidential - For Intended Recipient Only with the marketing or advertising of the Products, and (iii) any breach of any covenant required to be performed by Samsung hereunder; provided, that, in each case Samsung shall have (x) received from Support.com notice of said claim within ten (10) days of the assertion thereof; (y) have received from Support.com the exclusive right to control and direct the investigation, defense, or settlement of such claims; and (z) received complete cooperation and assistance of Support.com.


     SECTION 14.      WARRANTY DISCLAIMER
                      -------------------

     14.1 Limited Warranty.  Support.com warrants and represents to Samsung
          ----------------
that for a period of ninety (90) days from the initial delivery of the Products by Support.com, such Products, if operated as directed, will substantially achieve the functionality described in the Documentation. Support.com warrants that the media provided by Support.com to Samsung containing the Products will be free from defects in material and workmanship and will so remain for ninety
(90) days from the delivery of the Products by Support.com.

     14.2 Support.com's sole liability (and Samsung's exclusive remedy) for any breach of the warranties under this Section 14 shall be, in Support.com's sole discretion, to use commercially reasonable efforts: (i) to replace Samsung's defective Products; or (ii) to advise Samsung how to achieve substantially the same functionality with the Products as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund the license fee paid for the Products and terminate this Agreement. Support.com shall have no obligation with respect to a warranty claim unless notified of such claim and provided evidence of the license purchase within the applicable warranty period. Support.com will use reasonable commercial efforts to repair, replace, advise or refund pursuant to the foregoing warranty within thirty (30) days of being so notified.

     14.3 If any modifications are made to any Product by any party other than Support.com, if the media is subjected to accident, abuse, or improper use, or if Samsung breaches any of the terms of this Agreement, then this warranty shall immediately terminate. This warranty shall not apply if any Product is used on or in conjunction with hardware or software other than the unmodified version of hardware and software with which such Product was designed to be used as described in the applicable Documentation.

     14.4 THE PROVISIONS OF SECTION 14.1 ABOVE CONSTITUTE A LIMITED WARRANTY, AND IT IS THE ONLY WARRANTY MADE BY SUPPORT.COM OR ITS SUPPLIERS OR SAMSUNGS TO ANY PERSON. NO DEALER, AGENT OR EMPLOYEE OF SUPPORT.COM IS AUTHORIZED TO MAKE ANY MODIFICATIONS, EXTENSIONS OR ADDITIONS TO THIS LIMITED WARRANTY. SUPPORT.COM MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND WHETHER EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW) WITH RESPECT TO THE PRODUCTS OR OTHER MATERIALS PROVIDED BY SUPPORT.COM. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, SUPPORT.COM EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SUPPORT.COM DOES NOT WARRANT THAT THE PRODUCTS ARE ERROR-FREE OR THAT OPERATION OF THE PRODUCTS WILL BE SECURE OR UNINTERRUPTED. SAMSUNG MAY HAVE OTHER STATUTORY RIGHTS. HOWEVER, TO THE FULL EXTENT PERMITTED BY LAW, THE DURATION OF STATUTORILY REQUIRED WARRANTIES, IF ANY, SHALL BE LIMITED TO THE ABOVE LIMITED WARRANTY PERIOD. MOREOVER, IN NO EVENT WILL WARRANTIES PROVIDED BY LAW, IF ANY, APPLY UNLESS THEY ARE REQUIRED TO APPLY.

                                                                         PAGE 14
                               Support.com, Inc
          Proprietary and Confidential - For Intended Recipient Only

     SECTION 15.    GENERAL PROVISIONS
                    ------------------

     15.1   Relationship of Parties. The parties hereto expressly understand
            -----------------------
and agree that Samsung is an independent contractor in the performance of each and every part of this Agreement, and is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith. Support.com is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of Samsung, nor with Samsung's employment of other persons or incurring of other expenses. Except as expressly provided herein, Support.com shall have no right to exercise any control whatsoever over the activities or operations of Samsung.

     15.2   Assignment.  Neither party may assign this Agreement, in whole or in
            ----------
part, without the other party's written consent, except that either party may assign this Agreement in connection with a merger, acquisition, reorganization, to a successor of all or substantially all of the business and assets of such party, or to a wholly-owned subsidiary or Affiliate provided that the assigning party promptly notify the non-assigning party of such assignment in writing and provide written evidence that the assignee has assumed all of the obligations of the assigning party under this Agreement. An "Affiliate" is a company that controls or is controlled by or is under common control with Licensee. Subject to the foregoing, the provisions of this Agreement shall apply to bind the successors and permitted assigns of the parties. Any attempted assignment or other transfer of this Agreement shall be null and void.

     15.3   Amendment and Waiver. Except as otherwise expressly authorized
            --------------------
herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived only with the written consent of the parties.

     15.4   Governing Law and Legal Actions. This Agreement shall be governed by
            -------------------------------
and construed under the laws of the State of New York and the United States without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods. If any conflict or dispute arises out of, or in connection with, this Agreement, the first attempt at resolution shall be amicable negotiation and reconciliation between the parties hereto. If no resolution can be reached amicably, all disputes, controversies, claims, or differences, which may arise between the parties, out of, in relation to, or in connection with this Agreement, including without limitation, the breach thereof, but excluding any claim for breach of Support.com's intellectual property, shall be referred to and finally settled by arbitration. The arbitration shall take place in New York, in accordance with its Rules of Conciliation and Arbitration of the International Chamber of Commerce. The award rendered in arbitration shall be final and binding upon both parties. The sole jurisdiction and venue for claims not arbitrated shall be the New York state and U.S. federal courts located in New York. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by New York state or U.S. federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys' fees.

     15.5      Headings. Headings and captions are for convenience only and are
               --------
not to be used in the interpretation of this Agreement.

     15.6      Notices. Notices under this Agreement shall be sufficient only if
               -------
personally delivered, delivered by a major commercial rapid delivery courier service or mailed by certified or

                                                                         PAGE 15
                               Support.com, Inc
          Proprietary and Confidential - For Intended Recipient Only registered mail, return receipt requested to a party at its addresses first set forth herein or as amended by notice pursuant to this subsection. If not received sooner, notice by mail shall be deemed received 5 days after deposit in the U.S. mail.

     15.7      Entire Agreement. This Agreement supersedes all proposals, oral
               ----------------
or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom. This Agreement includes and incorporates herein by this reference the Exhibits attached hereto. Any different or additional terms of any related purchase order, confirmation, invoice, or similar form shall have no force or effect.

     15.8      Severability. If any provision of this Agreement is held to be
               ------------
illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

     15.9      Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument

     15.10     Force Majeure.  If either party is prevented from performing any
     --        -------------
portion of this Agreement by causes beyond its control, including, without limitation, labor disputes, civil commotion, war, governmental regulations or controls, casualty, inability to obtain materials or services or acts of God, then except for payment obligations, such defaulting party will be excused from performance for the period of the delay and for a reasonable time therefore.

     IN WITNESS WHEREOF, the Parties have executed this Samsung Agreement on the Effective Date.


Samsung SDS Co.,
SUPPORT.COM,


By: /s/ Hyun Soo Choi                    By: /s/ Radha R. Basu
   ___________________________________      ___________________________________

Name:  Hyun Soo Choi                     Name: Radha R. Basu
     _________________________________        _________________________________

Title:  Vice President                   Title: CEO & President
      ________________________________         ________________________________


                                                                         PAGE 16
                               Support.com, Inc
          Proprietary and Confidential - For Intended Recipient Only

                                   EXHIBIT A

                               Product and Fees

The fees payable by Samsung to Support.com for the use or resale of the Support.com Products depend upon the environment in which the Samsung or its customer is using the products.

I.   PRODUCT LIST
     ------------


             -----------------------------------------------------
               SUPPORT.COM SUPPORT CENTER
               Healing Agent License
               Healing Console License
               Support.com Server License

               Components include:
                    .  Healing Console
                    .  Administrative Console
                    .  Healing Agent
                    .  DNA Editor
                    .  Vault Manager
                    .  Data Mover
                    .  Support.com Server

             -----------------------------------------------------
                SUPPORT PORTAL LICENSE
               Components include:
                    .  Web Application
                    .  Nexus

             ----------------------------------------------------
               FOUNDRY LICENSE
               Components include:
                    .  DNA Editor
                    .  Web Author
                    .  Content Action Integrator

             -----------------------------------------------------

II.  PRICING
     -------

     All pricing is set forth in United States dollars.

     A.  INTERNAL USAGE:

     In the event Samsung uses the Products for internal usage, Samsung shall pay Support.com in accordance with the following schedule:

     SUPPORT CENTER PRICING:


     ------------------------------------------------------------------------------------------------------------------
     Number of Healing Agent Licenses Ordered at One Time    Fee Per Healing Agent License Per Month
     ------------------------------------------------------------------------------------------------------------------
     Up to 50,000 Licenses                                                   $[***]
     50,001-100,000 Licenses                                                 $[***]
     100,001-150,000 Licenses                                                $[***]
     150,001-200,000 Licenses                                                $[***]
     200,001-250,000 Licenses                                                $[***]
     ------------------------------------------------------------------------------------------------------------------

[***] CONDFIDENTIAL MATERIAL REDACTED AND FILED SEPERATELY WITH THE COMMISSION

                               Support.com, Inc         Schedule A.      PAGE 17
          Proprietary and Confidential - For Intended Recipient Only

     FOUNDRY  PRICING:

     -----------------------------------------------------------------------
     Monthly Fee, per Foundry License                            $[***]
     -----------------------------------------------------------------------

     SUPPORT PORTAL PRICING:

     ------------------------------------------------------------------------
        Number of Agent Licenses                Monthly Fee, Per Portal
     ------------------------------------------------------------------------
           5,000                                         $[***]
          10,000                                         $[***]
          50,000                                         $[***]
         100,000                                         $[***]
     ------------------------------------------------------------------------

 .    The duration (term) of each License is 36 months.
 .    The duration of each License shall be extended to be co-terminus with subsequent orders of additional Healing Agent Licenses for internal usage by a single department or division; decreased monthly fees per license shall apply, if at all, only in the event the licenses are extended to be co-terminus with subsequent orders. On a case-by-case basis and only upon consent from Support.com, Samsung may sublicense additional licenses which are not co-terminus.
 .    Licenses for internal usage must be licensed in minimum increments of two thousand (2,000)
 .    A Order in the form set forth on Section 6.2 must be issued before Licenses can be deployed by Samsung for internal usage.
 .    Samsung must prepay twelve (12) months of fees for each License licensed for internal use; such prepayment is due sixty (60) days from the date of the Order. Samsung must also pay a "catch up prepay" for previously ordered Licenses in an amount equal to the number of months each License is extended to be co-terminus with the current order multiplied the monthly rate for the cumulative number of licenses in accordance with the pricing above. After the expiration of the twelve (12) prepaid months, Samsung must prepay three (3) months in advance until the remaining twenty-four (24) months of the term expires.
 .    Additional discounts for a single Order can be earned by Samsung's prepayment of the applicable fees, as follows: in the event Samsung prepays twenty-four (24) months, Samsung shall be entitled to an additional [***]% discount, and in the event Samsung prepays thirty-six (36) months, Samsung shall be entitled to an additional [***]% discount.
 .    License fees may not be prorated for any month, and License fees shall start accruing on the 1st day of the calendar month in which the Order is received.
 .    Notwithstanding anything to the contrary in the Agreement, upon the license of Healing Agents, Samsung is deemed to have licensed unlimited quantities of Support.com Server Licenses and Support.com Healing Console Licenses provided such Licenses are used solely for internal usage to support Samsung's employees.
 .    Third Level Support is included in this pricing.


     B.  OUTSOURCING SERVICES TO BUSINESSES:

     In the event Samsung distributes Healing Agents to assist in the provision of technical support services to third party businesses, Samsung shall pay Support.com as follows:

[***] CONDFIDENTIAL MATERIAL REDACTED AND FILED SEPERATELY WITH THE COMMISSION

                         Support.com, Inc              Schedule A.       PAGE 18
          Proprietary and Confidential - For Intended Recipient Only

          SUPPORT CENTER PRICING:

                                                     Healing Agent          Healing Console      Support.com Server
               Quantity Based Discount                  Licenses                Licenses                Licenses
     -----------------------------------------------------------------------------------------------------------------------
               Number of            Discount        Monthly Fee, per        Monthly Fee, per        Monthly Fee, per Server
                 Agent              Off List          Agent License          Console License             License
               Licenses
     ------------------------------------------------------------------------------------------------------------------------
                                    List Price          $[***]                  $[***]                      $[***]
     ------------------------------------------------------------------------------------------------------------------------
                  0                    [***]%           $[***]                  $[***]                      $[***]
              1,000                    [***]%           $[***]                  $[***]                      $[***]
              5,000                    [***]%           $[***]                  $[***]                      $[***]
             10,000                    [***]%           $[***]                  $[***]                      $[***]
             20,000                    [***]%           $[***]                  $[***]                      $[***]
             25,000                    [***]%           $[***]                  $[***]                      $[***]
             50,000                    [***]%           $[***]                  $[***]                      $[***]
     ------------------------------------------------------------------------------------------------------------------------

     FOUNDRY  PRICING:


     ---------------------------------------------------------------------------
     Monthly Fee, per Foundry License                            $[***]
     ---------------------------------------------------------------------------

     SUPPORT PORTAL PRICING:

     ---------------------------------------------------------------------------
        Number of Agent Licenses                Monthly Fee, Per Portal
     ---------------------------------------------------------------------------
                   5,000                                   $[***]
                  10,000                                   $[***]
                  50,000                                   $[***]
                 100,000                                   $[***]
     ---------------------------------------------------------------------------

 .    This pricing is based upon the number of licenses licensed at one time for a distinct third party business.
 .    The duration of each License shall be extended to be co-terminus with subsequent orders of additional Licenses by the same department or division of the same third party business; decreased monthly fees per license shall apply, if at all, only in the event the licenses are extended to be co-terminus with subsequent orders. On a case-by-case basis and only upon consent from Support.com, Samsung may sublicense additional licenses which are not co-terminus.
 .    Healing Agent Licenses must be licensed in minimum increments of two thousand (2000)
 .    This pricing is based upon a term for each license of 36 months; in the event Samsung resells licenses with shorter terms, the following surcharge on the fees set forth above, for each License, shall apply: [***]% surcharge for a twenty-four (24) month term and [***]% surcharge for twelve
     (12) month term. In no event shall Samsung sell a license with a term of less than twelve (12) months or more than thirty-six (36) months.
 .    An Order in the form set forth in Section 6.2 must be issued before
     Licensee can distribute Healing Agent Licenses to third parties; Samsung must prepay twelve (12) months of fees for each License; such prepayment is due sixty (60) days from the date of the Purchase Order. Samsung must also pay a "catch up prepay" for previously ordered Licenses in an amount equal to the number of months each License is extended to be co-terminus with the current order multiplied the monthly rate for the cumulative number of licenses in accordance with the pricing above. Upon expiration of the twelve prepaid months, Samsung must prepay three (3) months in advance until the applicable term expires.

[***] CONDFIDENTIAL MATERIAL REDACTED AND FILED SEPERATELY WITH THE COMMISSION

                         Support.com, Inc.          Schedule A.          PAGE 19
          Proprietary and Confidential - for Intended Recipient Only

 .    Additional discounts for a single Order for a distinct third party can be earned by Samsung's prepayment of the applicable fees, as follows: in the event Samsung prepays twenty-four (24) months, Samsung shall be entitled to an additional [***]% discount, and in the event Samsung prepays thirty-
     six (36) months, Samsung shall be entitled to an additional [***]%
     discount.
 .    License fees may not be prorated for any month, and License fees shall start accruing on the 1/st/ day of the calendar month in which the Order is received.
 .    Samsung may not use Support.com Servers or Healing Consoles received free for internal use purposes for the purpose of supporting third parties; Samsung must instead license additional Support.com Server Licenses and Healing Console Licenses.
 .    Third Level Support is included in this pricing.

     C.   RESALE:

     In the event Samsung sells Products to third party businesses, Samsung shall pay Support.com as follows:

     SUPPORT CENTER PRICING:

     ---------------------------------------------------------------------------------------------------------------------
              Quantity Based Discount                Healing Agent          Healing Console          Support.com Server
                                                       Licenses                Licenses                  Licenses
     ---------------------------------------------------------------------------------------------------------------------
         Number of Agent          Discount         Monthly Fee, per        Monthly Fee, per        Monthly Fee, per Server
            Licenses              Off List           Agent License          Console License                License
     ---------------------------------------------------------------------------------------------------------------------
                                 List Price             $[***]                  $[***]                      $[***]
     ---------------------------------------------------------------------------------------------------------------------
                   0                [***]%              $[***]                  $[***]                      $[***]
               1,000                [***]%              $[***]                  $[***]                      $[***]
               5,000                [***]%              $[***]                  $[***]                      $[***]
              10,000                [***]%              $[***]                  $[***]                      $[***]
              20,000                [***]%              $[***]                  $[***]                      $[***]
              25,000                [***]%              $[***]                  $[***]                      $[***]
              50,000                [***]%              $[***]                  $[***]                      $[***]
     ---------------------------------------------------------------------------------------------------------------------

     FOUNDRY  PRICING:

     ---------------------------------------------------------------------------
       Monthly Fee, per Foundry License $[***]
     ---------------------------------------------------------------------------

     SUPPORT PORTAL PRICING:

       Number of Agent Licenses                Monthly Fee, Per Portal
     ---------------------------------------------------------------------------
                 5,000                                  $[***]
                10,000                                  $[***]
                50,000                                  $[***]
               100,000                                  $[***]
     ---------------------------------------------------------------------------

 .    This pricing is based upon the number of licenses licensed at one time by a distinct third party business.
 .    Healing Agent Licenses must be licensed in minimum increments of two thousand (2000)
 .    This pricing is based upon a term for each license of 36 months; in the event Samsung resells licenses with shorter terms, the following surcharge on the fees set forth above, for each License apply: [***]% surcharge for a twenty-four (24) month term and [***]% surcharge for twelve (12) month term. In no event shall Samsung sell a license with a term of less than twelve (12) months or more than thirty-six (36).
 .    The duration of each License shall be extended to be co-terminus with subsequent orders of additional Licenses by the same department or division of the same third party; decreased monthly fees per license shall

[***] CONFIDENTIAL MATERIAL REDACTED AND FILED SEPERATELY WITH THE COMMISSION


                           Support.com, Inc.                 Schedule A. PAGE 20
          Proprietary and Confidential - For Intended Recipient Only
     apply, if at all, only in the event the licenses are extended to be co-terminus with subsequent orders. On a case-by-case basis and only upon consent from Support.com, Samsung may sublicense additional licenses which are not co-terminus.
 .    An Order in the form set forth in Section 6.2 must be issued to before
     Licensee can distribute Products to third parties. Samsung must prepay twelve (12) months of fees for each License; such prepayment is due thirty
     (30) days from the date of the Order. Samsung must also pay a "catch up prepay" for previously ordered Licenses in an amount equal to the number of months each License is extended to be co-terminus with the current order multiplied the monthly rate for the cumulative number of licenses in accordance with the pricing above. Upon expiration of the twelve (12) prepaid months, Samsung must prepay three (3) months in advance until the applicable term expires.
 .    Additional discounts for a single Order for a distinct third party can be earned by Samsung's prepayment of the applicable fees, as follows: in the event Samsung prepays twenty-four (24) months, Samsung shall be entitled to an additional [***]% discount, and in the event Samsung prepays thirty-six
     (36) months, Samsung shall be entitled to an additional [***]% discount.
 .    License fees may not be prorated for any month, and License fees shall start accruing on the 1/st/ day of the calendar month in which the Order is received.
 .    Third Level Support is included in this pricing.

     D.   SPECIAL RESALE PRICING:
          -----------------------

     In the event Samsung seeks to sell Products to Internet Service Providers, which will then distribute the Healing Agent to it's customers, Samsung must obtain consent from Support.com and Support.com shall assist Samsung in generating a license agreement which will allow the "sub-sub" license of the Healing Agent. Samsung shall be entitled to offer a "lite" version of the Healing Agent, which protects just the network connectivity and the related Internet Service Provider software, for $[***] per Lite Healing Agent License per year, with a three (3) year term.


III. TERRITORY
     ---------

Australia, New Zealand, India, Japan, Asean countries, Hong Kong, Taiwan, Korea, China

For the period beginning on the Effective Date and ending on December 31, 2001, Support.com shall not allow any other party to resell Support.com Products to companies headquartered in the territory of the Republic of Korea. Support.com may, however, sell directly to customers in Korea for such customer's internal use, outsourcing services, or OEM purposes. This exclusive right to resell Products in the Republic of Korea shall terminate in the event Samsung sells competing products (as defined in Section 2.2(b) of the Agreement) in the Republic of Korea

IV.  MINIMUM COMMITMENTS
     -------------------

Samsung agrees to pay Support.com as follows:

Period                      Minimum Commitment           Minimum Commitment Due Date
---------------------------------------------------------------------------------------------------------------------
3/31/00 - 3/30/01           $[***]                       $[***]due June 30, 2000, or if later, upon initial delivery of the Products tested on the Korean Wintel OS
                                                         $[***]due September 30*
                                                         $[***] due December 31, 2000*
----------------------------------------------------------------------------------------------------
3/31/01 - 3/30/02           $[***]                       $[***] due March 30, 2001*
                                                         $[***] due September 30, 2001*
----------------------------------------------------------------------------------------------------
3/31/02 - 3/30/03           $[***]                       $[***] due March 30, 2002*
                                                         $[***] due September 30, 2002*
----------------------------------------------------------------------------------------------------
3/31/03 - 3/30/04           $[***]                       $[***] due March 30, 2003*
                                                         $[***] due September 30, 2003*
----------------------------------------------------------------------------------------------------

*or, if later, upon initial delivery of the Products localized in the Korean language

[***] CONDFIDENTIAL MATERIAL REDACTED AND FILED SEPERATELY WITH THE COMMISION

                           Support.com, Inc.                 Schedule A. PAGE 21
          Proprietary and Confidential - For Intended Recipient Only

     . License fees set forth in Orders and invoices shall be applied, at the rates set forth in Section II above, towards the Minimum Commitment applicable to the Period in which the Orders and invoices are issued. Service fees shall also apply to the Minimum Commitment applicable to the Period in which the Services were Ordered, but only up to [***]percent ([***]%) of such Minimum Commitment.
     . In the event aggregate fees set forth in Orders Such payments in excess of the applicable Period's and invoices in a particular Period exceed the Minimum Commitment shall not decrease subsequent applicable Minimum Commitment, and/or to the Minimum Commitments or any portion of the extent service fees exceed [***]percent ([***]%) applicable Period's Minimum Commitment. of the applicable Minimum Commitment, Samsung Notwithstanding the foregoing, Samsung shall no shall pay such fees in accordance with Section longer be required to pay subsequent Minimum II above and this Agreement. Commitments in the event all payments to Support.com in the aggregate equal $[***], and [***]percent ([***]%) of such payments were license fees. Thereafter, Samsung shall be required to pay the fees as they become due, in accordance with Section II above and the Agreement.
     . Each Minimum Commitment or any portion thereof is forfeited at the expiration of the applicable Period.


These Products and the Pricing for Outsourcing, Resale, and Special Resale Pricing are subject to change upon thirty (30) days written notice.

[***] CONDFIDENTIAL MATERIAL REDACTED AND FILED SEPERATELY WITH THE COMMISSION

                           Support.com, Inc.                 Schedule A. PAGE 22
          Proprietary and Confidential - For Intended Recipient Only

                                   EXHIBIT B

                             RESELLER LICENSE GUIDE

                                 (see attached)

                           Support.com, Inc.                  Exhibit B. PAGE 23
          Proprietary and Confidential - For Intended Recipient Only

                                   EXHIBIT C


                   Standard Technical Support and Maintenance
                   ------------------------------------------

During the period for which Licensee has paid the applicable support and maintenance fee, Licensee shall be entitled to the following:


  Software Maintenance

Whenever Support.com makes Releases generally available at no additional charge to its maintenance customers, then Support.com shall make the same available to Licensee at no additional charge in the form such Releases are made available to other Support.com customers licensing the same Software product licensed hereunder. Licensee agrees to distribute Releases of the Product on to those third parties properly licensed to use such Products. Licensee agrees to install Releases within thirty (30) days of receipt and agrees that any such Releases shall be subject to the terms and conditions applicable to the Software as set forth in this Agreement. Unless separately agreed to in writing, Support.com has no obligation to correct any errors or other problems with previous releases after the thirty (30) day period following the release of the current Release has expired. Support.com reserves the right to define the addition of a major element in the Software as a new product and not a Release. Support.com shall supply documentation for Releases at its sole discretion. Implementation and training for Releases is available from Support.com at mutually agreeable times and at Support.com's then-current standard time and material rates. Licensee acknowledges and agrees that Support.com is under no obligation to release any Releases to the Software. Support.com is under no obligation to modify the Software to operate on any updated versions of operating systems or platforms.

"Releases" means generally available error corrections, bug fixes, and minor and major releases for the same Software product licensed hereunder.

  Software Technical Support

Support.com shall provide technical support by telephone, or other electronic means available by Support.com, during the hours of 7 a.m. to 7 p.m. (Pacific time), Monday through Friday, excluding Support.com holidays ("Business Hours" or "Business Days", as applicable). All assistance shall be given in English only to two (2) named employees of Licensee with sufficient knowledge of the Software ("Designated Licensee Contacts"); such Designated Licensee Contacts may be changed by Licensee from time to time by written notice to Support.com, provided such Designated Licensee Contacts have attended appropriate Support.com training related to the Software. Support.com shall not be required to deal with any person other than the Designated Licensee Contacts. Additional Designated Licensee Contacts can be purchased at Support.com's standard rates. All additional assistance provided by Support.com to Licensee, including, but not limited to, custom programming, data conversion and consulting shall be charged at Support.com's then-current standard time and material rates.

Support.com shall use commercially reasonable efforts to remedy any reproducible Error (as defined below) in the Software reported in writing by Licensee in accordance with the Severity Levels set forth below. Support.com's obligation to provide such services shall continue only so long as Licensee maintains the current installed version of the Software, without modification by any party other than Support.com and so long as the equipment on which the Software is installed is configured as specified in the Documentation or as otherwise specified by Support.com.

"Error" means a material failure of the Software to conform to its functional specifications as described in the applicable Documentation, which failure is demonstrable in the environment for which the Software was designed and causes it to be inoperable, to operate improperly in the environment for which it was designed, or produces results different from those described in the applicable Documentation. The specific

                           Support.com, Inc.                  Exhibit C. PAGE 24
          Proprietary and Confidential - For Intended Recipient Only

Severity Levels are set forth below. Failure resulting from Licensee's negligence or improper use of the Software, modifications or damages to the software by Licensee, and Licensee's use of the Software on a platform or with an operating system other than the designated platform in the Documentation or in combination with any third party software not provided by Support.com, are not considered Errors.

"Severity 1 Error": The Software materially fails to conform to the functional
-------------------
specifications set forth in Documentation and Licensee is unable to proceed without a fix to the problem or a work-around solution provided by Support.com (no functionality, e.g., system down problems). Severity 1 Errors shall be directly reported to Support.com Technical Support by email at addresses provided by Support.com. All such Severity 1 Errors will be assigned to Technical Support Specialist and a Support Manager. Support.com will initially respond to Licensee within four (4) Business Hours of receipt of notice of the Severity 1 Error by Support.com. This response will inform Licensee of the identity of Support.com personnel assigned and of the plan to seek resolution. Support.com will in addition provide regular status updates.

"Severity 2 Error": The Software contains major functional problems against the
------------------
Documentation, which Licensee is able to work around but the Software can only be used to a limited degree (partial or limited functionality). Severity 2 Errors shall be directly reported to Support.com Technical Support by email. All such problems. Support.com will initially respond to Licensee within one (1) Business Day of receipt of the Severity 2 Error by Support.com. This response will inform Licensee of the identity of Supplier personnel assigned and of the plan to seek resolution. Support.com will in addition provide regular status updates.

"Severity 3 Error": Software or documentation contains incorrect logic,
-------------------
incorrect descriptions, or functional problems, which Licensee is able to work around, or where a temporary correction has been implemented (fully functional but needs improvement). Support.com will initially respond to Licensee within two (2) Business Days of receipt of the Severity 3 Error by Support.com. This response will inform Licensee of the identity of the Support.com personnel assigned and of the plan to seek resolution. Support.com, in addition, will provide regular status updates provided however that Support.com shall have the right to prioritize Severity 3 Errors and include corrections for such Errors in future releases at its sole discretion.

Licensee Obligations. In addition to providing Support.com with full, good faith cooperation and such information as may be required by Support.com in order to perform the support and maintenance services, Licensee shall provide Support.com with (i) specific detailed information concerning Licensee's use of the Software as may be required for the performance of the support and maintenance services and (ii) all necessary computer services information and access to key personnel needed to provide the support and maintenance. If Licensee fails or delays in its performance of any of the foregoing responsibilities, Support.com shall be relieved of its obligations hereunder to the extent such obligations are dependent upon such performance.

License Grant. In the event any work product or code is created in the provision of support and maintenance services hereunder, such work product or code shall be included within Software and licensed to Licensee under the terms and conditions of this Agreement, and Support.com shall retain all right, title and interest in and to such work product or code and any derivatives, enhancements or modifications to the Software created by Support.com.

Exclusions. Support.com is not required to provide any maintenance services relating to problems arising out of (i) changes to the operating system or environment which adversely affect the Software; (ii) use of the Software in a manner not specified in the Documentation; (iii) accident, negligence, or misuse of the Software; or (iv) alterations or modifications to the Software by anyone other than Support.com.

                           Support.com, Inc.                  Exhibit C. PAGE 25
          Proprietary and Confidential - For Intended Recipient Only

                                   EXHIBIT D

                                   MARKETING
                                   ---------

Support.com and Samsung agree to the following terms with respect to marketing efforts as set forth below:

1.  Marketing Efforts.  Samsung shall, at its own expense, use its commercially
    -----------------
reasonable efforts to actively promote, market and license the Copies to its customers and prospective customers. Support.com shall provide Samsung with Marketing Materials for this purpose. Samsung agrees (i) to conduct its marketing, promotion and sales activities in a manner that reflects favorably at all times on the Products and the good name, goodwill and reputation of Support.com; (ii) to avoid deception, misleading or unethical practices that are or might be detrimental to Support.com or the public, including but not limited to, disparagement of Support.com or its Products, and acceptance or payment of bribes, kickbacks or secret profits; (iii) to make no representations, warranties or guarantees, whether express or implied, to End-Users or other third parties with respect to the specifications, features or capabilities of Products other than those stated in writing in the Documentation or Marketing Materials; (iv) not to publish or use (or cooperate in the publication or use of) any written or printed materials about the Products not provided by Support.com without Support.com's prior written consent or any misleading or deceptive advertising material.

2.  Trademark License.  Samsung agrees that Support.com may refer to Samsung by
    -----------------
trade name and trademark, and may briefly describe Samsung's business, in Support.com's marketing materials and web site. Each party hereby grants to the other party a royalty-free, non-exclusive, non-transferable (except as set forth in Section 15.2 of the Agreement) license to use the granting party's Marks solely in connection with the sales and marketing of the Products pursuant to this Agreement.

     (a) Each party agrees to comply with the other party's then-current Trademark Usage Guidelines.

     (b) Each party shall ensure that all advertisements, marketing materials or other documents on which the other party's Marks are placed (the "Marked Materials") shall not reflect adversely upon the good name of other party. Each party acknowledges that if the Marked Materials distributed by such party are of inferior quality in design, material or workmanship, the substantial good will which the other party has established and now possesses through its Marks would be impaired. Accordingly, each party agrees that the Marked Materials shall be of high standard and of such nature, style, appearance and quality as shall be adequate and suited to the protection of the other party's Marks and the goodwill associated therewith.

     (c) Neither party shall use the other party's Marks, or any part thereof, as part of or in conjunction with any other names or trademarks except with the other party's prior written approval. Neither party shall not use the Support.com Marks or any confusingly similar or diluting mark, term or design, except as expressly authorized in this Agreement, and Samsung shall not attempt to register or aid any third party in using or attempting to register any such mark, term or design. Samsung shall not use any of the Support.com Marks in any manner that will indicate that it is using such mark other than as a licensee.

     (d) Refusal to submit samples, or non-compliance with the provisions of this Agreement and/or the other party's Trademark Usage Guidelines, will result in the licensor party's right to revoke other party's license to use the licensor party's Marks.

     (e) Each party's Marks and the goodwill associated therewith are and remain such party's exclusive property. The other party shall acquire no right, title or interest in a licensor party's Marks or the goodwill associated therewith, other than the limited license and right to use such Marks as set forth by the express terms of this Agreement. All usage of the other party's Marks shall inure to the licensor party's

                           Support.com, Inc.                  Exhibit C. PAGE 26
          Proprietary and Confidential - For Intended Recipient Only benefit. Neither party shall at any time do or suffer to be done any act which would impair the other party's Marks or the goodwill associated therewith. Each party shall take any actions reasonably requested by the other party, including the execution of instruments, that may be necessary or appropriate to register or otherwise confer or perfect the other party's rights in such party's Marks in any jurisdiction in such party's name. Each party agrees that it will take no action inconsistent with the other party's ownership of and interest in the other party's Marks, or assist any third party in doing any of the same.

     (f) Under no circumstances will anything in this Agreement be construed as granting, by implication, estoppel or otherwise, any licenses or rights in the other party's Marks not expressly granted in this Section.

     (g) Each party shall promptly notify the other party in writing of any actual or suspected infringement of the other party's Marks by a third party of which the party becomes aware and of any available evidence thereof. Each party shall cooperate, at the other party's expense, with the other party's efforts to investigate, terminate and recover damages for any actual or suspected infringement of such other party's Marks.

3.   Co-Marketing.
     ------------

     (a) General Announcement. Both parties may communicate the general existence of this Agreement to other parties, including, without limitation, the general marketing, reseller and cooperative development aspects, provided, however, that specific terms and conditions, including without limitation, specific pricing, shall be deemed Confidential Information of Support.com and subject to the confidentiality obligations set forth in Section 11, notwithstanding subsections (i), (ii), or (iii) of Section 11.2.

     (b) Joint Press Release. Both parties will cooperate to provide joint press releases and press and analyst communications regarding the relationship from time to time as mutually agreed upon. At a minimum, the parties will make one joint press release announcing the partnership shortly after this Agreement is signed.

     (c) Joint Marketing. Support.com and Samsung will reasonably cooperate on joint marketing, including events, seminars, customer mailings, customer success stories and case studies, supporting quotes, and other activities as mutually agreed upon. (d) Web Site Presence and Links. Samsung and Support.com will cooperate to develop and publish information on their respective web sites promoting the relationship. Samsung and Support.com each agree to include hyperlinks to the other party's web sites. When the hyper-links are activated, the End-User shall be linked directly to the parties respective Home Pages and not to any other Web site page. The materials and any information made available on each party's Web site are provided "AS IS AND WITHOUT WARRANTY OF ANY KIND". Materials and information made available on a party's Web site shall not in anyway be deemed a representation or warranty of that party with respect to the Products.

     (e) Customer Reference. Samsung will serve as a reference for Support.com and the Products, including, without limitation, providing executive quotes and having Samsung representatives speak upon Support.com's reasonable request with press, analysts, and prospective and current Support.com customers.

     (f) Success Story. Samsung agrees to serve as the subject of a collateral piece discussing Samsung's use of the Product. Such collateral piece will be authored by Support.com and subject to Samsung's review and approval, which approval shall not be unreasonably delayed or withheld. The target audience for such collateral piece will be Support.com's prospective customers.

                           Support.com, Inc.                  Exhibit C. PAGE 27
          Proprietary and Confidential - For Intended Recipient Only